Exhibit 10.5 (1 of 2)

DEGOLYER AND MACNAUGHTON

5001 SPRING VALLEY ROAD

SUITE 800 EAST

DALLAS, TEXAS 75244

April 29, 2016

Dr. José Antonio González Anaya

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

11300 Ciudad de México, México

Dear Dr. González Anaya:

We hereby consent to the references to DeGolyer and MacNaughton as set forth under the headings “Presentation of Information Concerning Reserves,” “Item 4. Information on the Company – Business Overview – Exploration and Production – Reserves,” and “Item 19. Exhibits. Documents filed as exhibits to this Form 20-F” in the Annual Report on Form 20-F of Petróleos Mexicanos (PEMEX) for the year ended December 31, 2015 (the Form 20-F), and to the filing as Exhibit 10.6 to the Form 20-F of our third-party report dated April 29, 2016, describing our review of the estimates of proved oil, marketable gas, sales gas, condensate, natural gas liquids (NGL), and oil equivalent reserves that PEMEX has represented are owned by the United Mexican States (México) as of January 1, 2016, for certain fields located in the Burgos area of México, which includes reserves that PEMEX has represented that it has the right to extract and sell. These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (l)-(32) of Regulation S-X of the United States Securities and Exchange Commission.

Very truly yours,

DeGOLYER and MacNAUGHTON
Texas Registered Engineering Firm F-716

Exhibit 10.5 (2 of 2)

DEGOLYER AND MACNAUGHTON

5001 SPRING VALLEY ROAD

SUITE 800 EAST

DALLAS, TEXAS 75244

April 29, 2016

Dr. José Antonio González Anaya

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

11300 Ciudad de México, México

Dear Dr. González Anaya:

We hereby consent to the references to DeGolyer and MacNaughton as set forth under the headings “Presentation of Information Concerning Reserves,” “Item 4. Information on the Company – Business Overview – Exploration and Production – Reserves,” and “Item 19. Exhibits. Documents filed as exhibits to this Form 20-F” in the Annual Report on Form 20-F of Petróleos Mexicanos (PEMEX) for the year ended December 31, 2015 (the Form 20-F), and to the filing as Exhibit 10.6 to the Form 20-F of our third-party report dated April 29, 2016, describing our review of the estimates of proved oil, marketable gas, sales gas, condensate, natural gas liquids (NGL), and oil equivalent reserves that PEMEX has represented are owned by the United Mexican States (México) as of January 1, 2016, for certain fields located in the Veracruz area of México, which includes reserves that PEMEX has represented that it has the right to extract and sell. These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(32) of Regulation S-X of the United States Securities and Exchange Commission.

Very truly yours,

DeGOLYER and MacNAUGHTON
Texas Registered Engineering Firm F-716